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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2003


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                           0-21069              36-3574355
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(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)


                 16400 Lark Ave., Suite 230 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 358-7100
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              (Registrant's Telephone Number, including area code)





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ITEM 7.  Financial Statements and Exhibits.

        (c) The following exhibits are filed with this report:


        Exhibit Number            Description
        --------------------      ---------------

        99.1                      Press Release of Semotus Solutions, Inc. dated
                                  August 14, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2003, Semotus Solutions, Inc. (the "Company") issued a press release with respect to its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the quarter ended June 30, 2003.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           SEMOTUS SOLUTIONS, INC.

         Date:   August 14, 2003           By:  /s/ Anthony N. LaPine
                                           -------------------------------------
                                           Anthony N. LaPine,
                                           President and Chief Executive Officer